                       Securities and Exchange Commission
                             Washington, D.C. 20549

                             ----------------------

                                    Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------

       Date of Report (date of earliest event reported): February 13, 2004

                                 Decorize, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        Delaware                  001-31260                  43-1931810
(State of Incorporation)  (Commission File Number) (IRS employer identification no.)

                  1938 East Phelps, Springfield, Missouri 65802
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's Telephone Number, Including Area Code: (417) 879-3326

Item 5. Other Events.

     On February 13, 2004, Decorize, Inc., a Delaware corporation  ("Decorize"), completed  a private  placement  of 500,000  shares of its Series A  Convertible
Cumulative  Preferred Stock, par value $.001 per share (the "Preferred  Stock"), to SRC Holdings Corporation ("SRC") at a price of $1.00 per share. Each share of
Preferred Stock is convertible  into one share of Common Stock,  par value $.001 per share ("Common Stock"). Decorize also issued SRC warrants to acquire 750,000 shares of Common Stock  ("Common  Stock") at an initial  exercise price of $1.40 per share, and it agreed to issue additional warrants for up to 1,000,000 shares of Common Stock upon Decorize  obtaining a new $1,000,000 line of credit relying on  SRC's  guaranty.  The  proceeds  from  the  private  placement  will be used primarily for working  capital  purposes.  As an expense of this Preferred Stock offering,  Decorize  also  issued  warrants  to acquire up to 600,000  shares of
Common Stock at SRC's request to Quest Capital  Alliance,  L.L.C ("Quest") which are exercisable at an initial exercise price of $1.40 per share and terminate on a proportional basis on the third, fourth and fifth anniversaries of the closing date.

     The Preferred  Stock and warrants  were issued under a Securities  Purchase
Agreement, dated February 13, 2004 (the "Purchase Agreement"), between Decorize,
SRC and Quest.  In  connection  with the purchase of the  Preferred  Stock,  SRC agreed to provide a standby limited  guarantee to assist Decorize in obtaining a
$1,000,000  line of credit,  the terms of which must be mutually  agreed upon by
SRC and Decorize.

     The Preferred  Stock ranks prior,  both as to payment of dividends and upon liquidation of Decorize, to the Common Stock. The liquidation  preference of the
Preferred  Stock is equal  to $1.00  per  share,  plus all  accrued  and  unpaid dividends.  Holders of the  Preferred  Stock are entitled to receive  cumulative quarterly  dividends  that  accrue  at an  annual  rate  equal to 8% per  annum, compounded annually. Each share of Preferred Stock is initially convertible into one share of Common Stock. The Preferred Stock shall be automatically  converted into Common Stock at the current conversion price on the close of trading on any date on which the closing  price of the Common  Stock has been at or above $2.50 per share for at least ten  consecutive  trading days,  and the average  trading volume of the Common Stock has been at least  40,000  shares per day for no less than twenty trading days. The Preferred Stock is redeemable upon the affirmative vote of the holders of the Preferred  Stock in three  installments on the third, fourth and fifth  anniversaries  of the closing  date.  The  Preferred  Stock is redeemable  at  Decorize's  option at any time upon thirty  days'  notice to the holders of the  Preferred  Stock for a price equal to $1.00 per share,  plus the sum of any accrued, unpaid dividends and an optional redemption premium equal to
(i)  ten  percent  during  the  period  from  the  closing  date  to the  second anniversary  of the closing date,  and (ii) five percent  during the period from the  day  after  the  second  anniversary  of the  closing  date  to  the  third anniversary of the closing date.

     The holders of Preferred  Stock have the right to appoint two  directors of the Company,  voting  separately  as a class,  and those  directors  may only be removed and  replaced by the  affirmative  vote of a majority in interest of the
Preferred  Stock. In addition,  the Company agreed not to consummate any merger, sell substantially all of its assets, enter into a liquidation proceeding, amend its certificate of incorporation  or effect any other  transaction for which the approval of the  Company's  stockholders  is  required  by  Delaware  law or any federal securities or securities exchange regulations applicable to the Company, unless it obtains the approval of the holders of Preferred  Stock or redeems all outstanding  shares  of  Preferred  Stock at the  closing  of such  transaction.
Subject to certain  exceptions,  the Company  also agreed that it will not issue any new  shares of  preferred  stock,  common  stock or  convertible  securities without the  consent of the holders of  Preferred  Stock.  The Company  will not issue stock options for more than 250,000 shares of Common Stock during the next three years without the

affirmative  vote of the Preferred  Stock,  unless such options have an exercise price in excess of $1.40,  as  adjusted  for any  capital  transactions,  or the outstanding Preferred Stock is redeemed in connection with such transaction.

     SRC  appointed  Steve  Crowder  and  Steve  Fox to  serve  as  its  initial directors.  Mr. Crowder will be appointed  President and Chief Executive Officer of the Company effective as of February 17, 2004, and he will receive an initial base salary  equal to  $150,000.  During the period that Mr.  Crowder  serves as
President,  SRC has  granted  the  Company the option to require SRC to purchase shares of Common Stock having an aggregate value of $37,500,  based upon a price equal to the average  trading  price of the Common  Stock  during the twenty day period prior to the date of issuance,  on the first day of each fiscal  quarter.
The Company must provide  notice that it wishes to exercise this option no later than the third business day prior to the first day of the applicable quarter.

     Concurrent  with the  closing  of the sale of the  Preferred  Stock to SRC,
James K. Parson, a director and the acting President and Chief Executive Officer of Decorize executed a voting agreement whereby he granted SRC the right to vote his shares of Common Stock in  connection  with any sale of all the  outstanding
Common Stock, any sales of substantially  all of Decorize's assets or any merger or  consolidation  of Decorize  with another  entity (each being a  "Fundamental
Transaction"). The voting rights granted by Mr. Parsons to SRC will terminate on
February 13, 2006.  Mr.  Parsons did not grant SRC any rights to vote his shares as to any matter other than a Fundamental  Transaction,  and he shall  otherwise have the full benefit of owning his shares.  On February 13, 2004,  Mr.  Parsons owned approximately  3,303,970 shares of Common Stock, including shares issuable under  currently  vested stock options and warrants that have been issued to Mr.
Parsons by  Decorize,  which  represents  approximately  24% of the  outstanding shares of Common Stock. After giving effect to Mr. Parsons granting his proxy to
SRC, SRC and its affiliates  will control  approximately  38% of the outstanding
Common  Stock,  with  respect to any  proposed  Fundamental  Transaction.  SRC's percentage  of ownership  will be  increased  by the issuance of any  contingent warrants in connection with the Company's new credit line.

     SRC  will  receive  two  separate  sets of  warrants,  subject  to  certain conditions.  The first set of warrants was issued at closing and is  exercisable immediately  for 750,000 shares of Common Stock.  The issuance of the second set of  warrants,  and the number of shares of Common Stock for which the second set of warrants is exercisable,  is contingent upon the aggregate amount advanced to
Decorize  under a new  line of  credit  to be  secured  by the  standby  limited guarantee  of SRC.  If  Decorize  obtains  a line of  credit  relying  on  SRC's guaranty,  then warrants  will be issued to SRC each time Decorize  draws on the line of credit,  up to an  aggregate  $1,000,000,  on the basis of one share for cash dollar drawn down,  for a total of up to 1,000,000  shares of Common Stock.
Any  warrants  issued with  respect to the line of credit will be issued with an exercise  price  equal to the market  price of the  Common  Stock on the date of issuance.  The  initial  exercise  price of the 750,000  warrants  issued at the closing  is $1.40 per  share.  One-third  of any  warrants  issued to SRC or its brokers will expire on the third,  fourth, and fifth anniversary of the issuance date, respectively.  The exercise price of the warrants is subject to adjustment if Decorize  subdivides its outstanding  shares into a smaller number of shares, in which case the exercise price will be decreased,  or if Decorize combines its shares into a smaller number of shares, in which case the exercise price will be increased.  In case of any  reclassification,  capital  reorganization  or other change of outstanding  shares of Common Stock, or in case of any  consolidation, merger  or  other  business  combination  or in  case  of  any  sale  of  all or substantially all of the assets of Decorize,  Decorize shall adjust the exercise price of the warrants accordingly.

     Decorize  granted SRC and Quest Capital  Alliance certain rights to require
Decorize to register the resale of the common stock issued, or to be issued upon exercise of the warrants,  under the Securities Act of 1933, as amended, as soon as practicable upon receiving  written notice of such request.  Decorize is also obligated  to  include  SRC's  shares  of  Common  Stock in a  Company-initiated registration  (other  than  a  registration  in  connection  with  a  merger  or acquisition  or  employee  benefit  plan).  Decorize  is  obligated  to keep the registration  statement  effective  until  the  date on  which  all  registrable securities  thereunder have been sold; provided,  that Decorize's  obligation to register any registrable securities terminates at the time that such registrable securities may be sold  immediately to the public,  without volume  limitations, pursuant to Rule 144(k) under the Securities Act.  Decorize's Board of Directors also has the right to delay any requested  registration for up to 180 days if it determines in good faith that the registration would be seriously detrimental to
Decorize  or if  Decorize  has  filed,  or  intends  to file  within 60 days,  a
Company-initiated  registration of its Common Stock. Furthermore,  the Purchaser
and the broker have agreed not to sell any shares for a 180-day period following any Company-initiated registration.

     As a further condition to closing the private  placement,  Decorize entered into  agreements to convert an aggregate  $1,410,200 of debt owed to a principal stockholder  and three of its current and former  executive  officers.  Decorize amended a  convertible  term note held by NEST USA pursuant to a Stock  Exchange
Agreement,  dated January 21, 2004 (the  "Exchange  Agreement"),  by and between
NEST USA and Decorize. On the date of the exchange,  Decorize owed approximately
$620,000 to NEST USA under

the convertible note. Decorize issued 409,700 shares of Common Stock to NEST USA in exchange for a $409,700 principal reduction in the existing note. In addition to those shares of Common Stock,  Decorize  issued a second amended and restated
note to NEST USA, which has an initial  principal balance equal to the remaining
$210,497  owed to NEST USA and a new schedule of payments  providing for monthly payments of $10,000 each  beginning  February 1, 2004,  and ending  December 31,
2005,  at which time all amounts due under the second  amended and restated note would be due in full. In consideration  of the  transactions  under the Exchange
Agreement,  Decorize  amended certain  outstanding  warrants held by NEST USA to extend their  expiration  date to December 31, 2005,  and issued  another set of warrants to NEST USA that are  exercisable for 400,000 shares of Common Stock at an initial exercise price equal to $1.40, which terminate on December 31, 2006.

     Additionally,  Mr. Parsons, Mike Sandel, a Vice President and Director, and
Jon Baker, a founder and former CEO of Decorize, exchanged outstanding notes for shares of Common  Stock  pursuant  to stock  purchase  agreements  entered  into between Decorize and each of the foregoing  noteholders.  Decorize  exchanged an aggregate  $1,000,500 in outstanding  principal under three separate  promissory notes held by the three  foregoing  noteholders  for 1,000,500  shares of Common
Stock,  on the basis of $1.00 per share.  Accordingly,  Decorize  issued  75,000 shares to Mr. Parsons,  550,500 shares to Mr. Sandel,  and 375,000 shares to Mr.
Baker,  and the outstanding  principal  amounts of the  noteholders'  promissory notes were reduced  accordingly.  As a result of the exchange,  the  outstanding principal amount of Mr. Parson's note was reduced to $850,000, Mr. Sandel's note and unpaid  interest was paid in full, and the outstanding  principal  amount of
Mr. Baker's promissory note was reduced to zero, however,  Decorize issued a new subordinated promissory note to Mr. Baker in the amount of $56,451, representing the unpaid, accrued interest owed to Mr. Baker under the previous note.

Item 7. Financial Statements and Exhibits.

(C)  Exhibits.

4.1       Securities  Purchase  Agreement  dated as of February 13, 2004,  among
          Decorize,  Inc., SRC Holdings  Corporation and Quest Capital Alliance,
          L.L.C.

4.2       Certificate of Designation of the Preferences,  Privileges, Powers And
          Rights of Series A Convertible Preferred Stock of Decorize, Inc.

4.3       Registration  Rights  Agreement  dated as of February 13, 2004,  among
          Decorize,  Inc., SRC Holdings  Corporation and Quest Capital Alliance,
          L.L.C.

4.4       Form of Warrant for the  purchase of 750,000  shares of common  stock, issued on the name of SRC  Holdings  Corporation,  dated  February 13,
          2004.

4.5       Form of  Contingent  Warrants for the purchase of 1,000,000  shares of common stock, issued on the name of SRC Holdings Corporation,  subject to conditions set forth in the Securities Purchase Agreement.

4.6       Form of Warrant for the  purchase of 600,000  shares of common  stock, issued on the name of Quest Capital Alliance,  L.L.C.,  dated February
          13, 2004.

4.7       Voting  Agreement and related  Proxy,  dated February 13, 2004, by and between SRC Holdings Corporation and James K. Parsons.

4.8       Stock  Exchange  Agreement  dated  as of  January  21,  2004,  between
          Decorize, Inc. and NEST USA, Inc.

4.9       Registration  Rights  Agreement dated as of January 21, 2004,  between
          Decorize, Inc. and NEST USA, Inc.

4.10      Second  Amended and Restated  Promissory  Note dated January 21, 2004, issued by Decorize, Inc. in the name of NEST USA, Inc.

4.11      Warrant for the  purchase of 400,000  shares of common stock issued in the name of NEST USA, Inc., dated January 21, 2004.

4.12      Amended and  Restated  Warrant  Certificate  dated  January 21,  2004, issued by Decorize, Inc. in the name of Nest USA, Inc.

4.13      Stock  Purchase  Agreement  dated  as of  January  16,  2004,  between
          Decorize, Inc. and James K. Parsons.

4.14      Stock Purchase Agreement dated as of January 16, 2004, among Decorize,
          Inc., John Michael Sandel and Kitty Sandel.

4.15      Stock  Purchase  Agreement  dated  as of  January  30,  2004,  between
          Decorize, Inc. and Jon T. Baker.

4.16      Subordinated  Promissory  Note dated as of January 30,  2004,  made by
          Decorize, Inc. in favor of Jon T. Baker.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       DECORIZE, INC.

Date: February 16, 2004                By:       /s/ Brent S. Olson
                                          --------------------------------------
                                            Name:  Brent S.Olson
                                            Title:  Vice President and Treasurer
                                            (principal financial officer)

                                  Exhibit Index

4.1       Securities  Purchase  Agreement  dated as of February 13, 2004,  among
          Decorize,  Inc., SRC Holdings  Corporation and Quest Capital Alliance,
          L.L.C.

4.2       Certificate of Designation of the Preferences,  Privileges, Powers And
          Rights of Series A Convertible Preferred Stock of Decorize, Inc.

4.3       Registration  Rights  Agreement  dated as of February 13, 2004,  among
          Decorize,  Inc., SRC Holdings  Corporation and Quest Capital Alliance,
          L.L.C.

4.4       Form of Warrant for the  purchase of 750,000  shares of common  stock, issued on the name of SRC  Holdings  Corporation,  dated  February 13,
          2004.

4.5       Form of  Contingent  Warrants for the purchase of 1,000,000  shares of common stock, issued on the name of SRC Holdings Corporation,  subject to conditions set forth in the Securities Purchase Agreement.

4.6       Form of Warrant for the  purchase of 600,000  shares of common  stock, issued on the name of Quest Capital Alliance,  L.L.C.,  dated February
          13, 2004.

4.7       Voting  Agreement and related  Proxy,  dated February 13, 2004, by and between SRC Holdings Corporation and James K. Parsons.

4.8       Stock  Exchange  Agreement  dated  as of  January  21,  2004,  between
          Decorize, Inc. and NEST USA, Inc.

4.9       Registration  Rights  Agreement dated as of January 21, 2004,  between
          Decorize, Inc. and NEST USA, Inc.

4.10      Second  Amended and Restated  Promissory  Note dated January 21, 2004, issued by Decorize, Inc. in the name of NEST USA, Inc.

4.11      Warrant for the  purchase of 400,000  shares of common stock issued in the name of NEST USA, Inc., dated January 21, 2004.

4.12      Amended and  Restated  Warrant  Certificate  dated  January 21,  2004, issued by Decorize, Inc. in the name of Nest USA, Inc.

4.13      Stock  Purchase  Agreement  dated  as of  January  16,  2004,  between
          Decorize, Inc. and James K. Parsons.

4.14      Stock Purchase Agreement dated as of January 16, 2004, among Decorize,
          Inc., John Michael Sandel and Kitty Sandel.

4.15      Stock  Purchase  Agreement  dated  as of  January  30,  2004,  between
          Decorize, Inc. and Jon T. Baker.

4.16      Subordinated  Promissory  Note dated as of January 30,  2004,  made by
          Decorize, Inc. in favor of Jon T. Baker.